UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2009

CHINA JO-JO DRUGSTORES, INC.

 (Exact name of registrant as specified in Charter)

Nevada	333-147698	98-0557852
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 507-513, 5th Floor A Building, Meidu Plaza
Gongshu District, Hangzhou, Zhejiang Province, P.R. China

 (Address of Principal Executive Offices)

+86 (571) 88077078

 (Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2009, the Registrant’s amendment to its Articles of Incorporation to reflect a name change from “Kerrisdale Mining Corporation” to “China Jo-Jo Drugstores, Inc.” became effective.  The name change was effected through a parent/subsidiary merger of a wholly-owned subsidiary, China Jo-Jo Drugstores, Inc., with and into the Registrant, with the Registrant as the surviving corporation.  The Registrant filed its Articles of Merger with the Nevada Secretary of State and the merger became effective on September 24, 2009.  The Registrant’s board of directors approved the merger which resulted in the name change.  In accordance with Section 92A.180 of the Nevada Revised Statutes, shareholder approval of the merger was not required.  We also disclosed this name change in our previous Current Report on Form 8-K filed with the SEC on September 24, 2009.

Item 8.01.	Other Events

The Registrant’s name change to “China Jo-Jo Drugstores, Inc.” became effective with NASDAQ’s Over-the-Counter Bulletin Board at the open of business on September 24, 2009 under the new stock symbol “CJJD”.  The Registrant’s new CUSIP number is 16949A107.

Item9.01	Financial Statement and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.3	Articles of Merger as filed with the Secretary of State of the State of Nevada (1)

(1)	Filed as Exhibit 3.3 to our Current Report on Form 8-K filed with the SEC on September 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2009	China Jo-Jo Drugstores, Inc.

	By:	/s/ Lei Liu
Lei Liu
Chief Executive Officer